                                                                   EXHIBIT 10.1

                              AMENDMENT NO. 1 TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 29th day of December, 1998 by and between WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower"), EACH OF THE SUBSIDIARIES OF THE BORROWER SIGNATORY HERETO (collectively, the "Guarantors"), the LENDERS SIGNATORY HERETO (the "Lenders") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Credit Agreement dated as of August 7, 1998 (as amended hereby and as from time to time further amended, supplemented or replaced, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Agreement, to amend certain financial covenants contained in the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Credit Agreement and the other Loan Documents shall mean the Credit Agreement as hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Applicable Margin" in Section 1.2 of the Credit Amendment is hereby deleted and the following new definition is inserted in replacement thereof:

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters most recently ended as specified below:

----------------------------------------------------------------------------------------------------------
                                                     Applicable
                                                     Margin for
                                 Applicable          Eurodollar        Applicable           Applicable
                                 Margin for          Rate Loans      Margin for Base      Margin for Base
                               Eurodollar Rate        that are       Rate Loans that      Rate Loans that
                                Loans that are      Segments of       are Revolving       are Segments of
                               Revolving Loans      Term Loan B          Loans or           Term Loan B
           Consolidated        or Segments of      and Term Loan       Segments of         and Term Loan
Tier      Leverage Ratio         Term Loan A             C             Term Loan A                C
---------------------------------------------------------------------------------------------------------
 I       Equal to or less           1.75%               2.75%               .75%                 1.75%
         than 4.00 to 1.00
---------------------------------------------------------------------------------------------------------
 II      Greater than 4.00          2.00%               2.75%              1.00%                 1.75%
         to 1.00 and less
         than or equal to
           4.50 to 1.00
---------------------------------------------------------------------------------------------------------
 III     Greater than 4.50          2.25%               3.00%              1.25%                 2.00%
         to 1.00 and less
         than or equal to
           5.00 to 1.00
---------------------------------------------------------------------------------------------------------
 IV      Greater than 5.00          2.50%               3.00%              1.50%                 2.00%
         to 1.00 and less
         than or equal to
           5.00 to 1.00
---------------------------------------------------------------------------------------------------------
 V       Greater than 6.00          2.75%               3.375              1.50%                 2.00%
              to 1.00
---------------------------------------------------------------------------------------------------------

                  The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to SECTION 9.1(a) and (b) hereof, subject to review and confirmation of such computations by the Agent, and shall be effective (the "Effective Date") commencing on the first Business Day next following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED HOWEVER, if the Borrower shall fail to deliver any such certificate within the time period required by SECTION
         9.1 hereof, then the Applicable Margin shall be Tier V until the appropriate certificate is so delivered; and PROVIDED FURTHER, that from December 30, 1998 through the Effective Date first occurring after December 31, 1999, the Applicable Margin shall be set forth in Tier V.

                  (b) Section 3.1 of the Credit Agreement is hereby amended by adding a new clause (d) at the end thereof which shall read as follows:

                  (d) LIMITATION ON REVOLVING CREDIT OUTSTANDINGS. In addition to the limitation on Revolving Credit Outstandings set forth elsewhere in this Agreement, the Borrower agrees that from the Closing Date through December 31, 1999 it shall not permit the amount of Revolving Credit Outstandings on any date to exceed $110,000,000; provided that this limitation on Revolving Credit Outstandings shall remain in place on and after December 31, 1999 if and for so long as any Event of Default has occurred and is continuing. If at any time there shall be Revolving Credit Outstandings in excess of $110,000,000, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with the restriction contained in this section.

         (c) Section 10.22(b) of the Credit Agreement is hereby deleted and the following new subsection (b) is inserted in replacement thereof:

                  (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit Consolidated Fixed Charge Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                  Closing Date through
                  March 31, 1999                                 .80 to 1.00

                  April 1, 1999 through
                  June 30, 1999                                  .60 to 1.00

                  July 1, 1999 through
                  September 30, 1999                             .75 to 1.00

                  October 1, 1999 through
                  September 30, 2000                            1.10 to 1.00

                  October 1, 2000
                  and thereafter                                1.50 to 1.00

         (d) Section 10.22(c) of the Credit Agreement is hereby deleted and the following new subsection (c) is inserted in replacement thereof:

                  (c) CONSOLIDATED INTEREST COVERAGE RATIO. Permit Consolidated Interest Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                  Closing Date through
                  March 31, 1999                                1.80 to 1.00

                  April 1, 1999 through
                  June 30, 1999                                 1.60 to 1.00

                  July 1, 1999 through
                  September 30, 1999                            1.70 to 1.00

                  October 1, 1999 through
                  September 30, 2000                            2.25 to 1.00

                  October 1, 2000
                  and thereafter                                3.00 to 1.00

         (c) Section 10.22(d) of the Credit Agreement is hereby deleted and the following new subsection (d) is inserted in replacement thereof:

                  (d) CONSOLIDATED LEVERAGE RATIO. Permit Consolidated Leverage Ratio to be greater than the ratio indicated below at any time during the period indicated:

                  April 1, 1999 through
                  September 30, 1999                             6.25 to 1.00

                  October 1, 1999 through
                  March 31, 2000                                 5.00 to 1.00

                  April 1, 2000 through
                  September 30, 2000                             4.50 to 1.00

                  October 1, 2000 through
                  June 30, 2001                                  3.00 to 1.00

                  July 1, 2001 through
                  September 30, 2001                             3.50 to 1.00

                  October 1, 2001
                  and thereafter                                 3.00 to 1.00

         (f) Section 10.22(e) of the Credit Agreement is hereby deleted and the following new subsection (e) is inserted in replacement thereof:

                  (e) CONSOLIDATED EBITDA. Permit Consolidated EBITDA to be less than the amount indicated below at the date indicated:

                  Fourth fiscal quarter end 1998                 $36,000,000

                  First fiscal quarter end 1999                  $39,000,000

         3. AMENDMENT FEE. The Borrower agrees to pay to the Agent for the benefit of the Lenders signatory hereto on the effective date of this Agreement and amendment fee (the "Amendment Fee") equal to .20% of the aggregate Commitments of the Lenders signatory hereto, which fee shall be earned as of such date and shall be allocated among the Lenders based upon their respective Commitment.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

                  (a) The representations and warranties made by it in Article VIII of the Credit Agreement (other than Section 8.6(b) to the extent certain material adverse changes in the condition of the Borrower and its Subsidiaries have been disclosed to the Agent and the Lenders) are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in
         Section 8.6(c) shall be those most recently furnished to each Lender pursuant to Section 9.1(a) and (b) of the Credit Agreement;

                  (b) The Borrower and each Guarantor has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                  (c) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower delivered under Section 9.1 of the Credit Agreement;

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         8. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

                                           WINDMERE-DURABLE HOLDINGS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           AGENT:

                                           NATIONSBANK, NATIONAL
                                           ASSOCIATION, as Agent for the Lenders

                                           By: /s/ Andrew M. Airheart
                                               ---------------------------
                                           Name:   Andrew M. Airheart
                                           Title:  Senior Vice President


                                           LENDERS:

                                           NATIONSBANK, NATIONAL
                                           ASSOCIATION

                                           By: /s/ Andrew M. Airheart
                                               ---------------------------
                                           Name:   Andrew M. Airheart
                                           Title:  Senior Vice President


                                           ABN AMRO BANK N.V.

                                           By: /s/ Deborah Day Ovozco
                                               ---------------------------
                                           Name:   Deborah Day Ovozco
                                           Title:  Vice President


                                           ABN AMRO BANK N.V.

                                           By: /s/ Robert Lozano
                                               ---------------------------
                                           Name:   Robert Lozano
                                           Title:  Vice President

                                           BANKATLANTIC

                                           By: /s/ Ana C. Bolduc
                                               ---------------------------
                                           Name:   Ana C. Bolduc
                                           Title:  Senior Vice President


                                           BANK LEUMI LE-ISRAEL

                                           By: /s/ Joseph F. Realini
                                               ---------------------------
                                           Name:   Joseph F. Realini
                                           Title:  Vice President


                                           SCOTIABANC INC.

                                           By: /s/ Frank F. Sandler
                                               ---------------------------
                                           Name:   Frank F. Sandler
                                           Title:  Relationship Manager


                                           PARIBAS

                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           BARCLAYS BANK PLC

                                           By: /s/ Gregory Roll
                                               ---------------------------
                                           Name:   Gregory Roll
                                           Title:  Vice President

                                           BHF-BANK ATKIENGESELLSCHAFT

                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           CREDITANSTALT CORPORATE FINANCE,
                                           INC.

                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           ERSTE BANK NEW YORK

                                           By: /s/ John S. Runnion
                                               ---------------------------
                                           Name:   John S. Runnion
                                           Title:  First Vice President


                                           By: /s/ Arcinee Hovanessian
                                               ---------------------------
                                           Name:   Arcinee Hovanessian
                                           Title:  Vice President


                                           FLEET BANK, N.A.

                                           By: /s/ Thomas J. Levy
                                               ---------------------------
                                           Name:   Thomas J. Levy
                                           Title:  Vice President


                                           IMPERIAL BANK, A CALIFORNIA
                                           BANKING CORPORATION

                                           By: /s/ Jamie Harney
                                               ---------------------------
                                           Name:   Jamie Harney
                                           Title:  Vice President

                                           THE LONG-TERM CREDIT BANK
                                           OF JAPAN, LTD.

                                           By: /s/ Akihiko Haruyama
                                               ---------------------------
                                           Name:   Akihiko Haruyama
                                           Title:  Head of Southeast Region


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                           By: /s/ Toshihiro Hayashi
                                               ---------------------------
                                           Name:   Toshihiro Hayashi
                                           Title:  Senior Vice President


                                           NATIONAL BANK OF CANADA

                                           By: /s/ Michael Bloomenfeld
                                               ---------------------------
                                           Name:   Michael Bloomenfeld
                                           Title:  Vice President & Manager


                                           SANWA BUSINESS CREDIT CORPORATION

                                           By: /s/ Stanley Kaminski
                                               ---------------------------
                                           Name:   Stanley Kaminski
                                           Title:  Vice President


                                           SUMMIT BANK

                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:

                                           USTRUST

                                           By: /s/ Thomas F. Macina
                                               ---------------------------
                                           Name:   Thomas F. Macina
                                           Title:  Vice President



                                           ALLIANCE INVESTMENT OPPORTUNITIES
                                           FUND, L.L.C.

                                           By: ALLIANCE INVESTMENTS
                                               OPPORTUNITIES MANAGEMENT,
                                               L.L.C., as Managing Member

                                               By: ALLIANCE CAPITAL
                                                   MANAGEMENT L.P., as
                                                   Managing Member

                                               By: ALLIANCE CAPITAL
                                                   MANAGEMENT CORPORATION,
                                                   as General Partner

                                           By: /s/ Sheryl A. Rothman
                                               ---------------------------
                                           Name:   Sheryl A. Rothman
                                           Title:  Vice President



                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of ALLIANCE
                                           CAPITAL FUNDING, L.L.C.

                                           By: /s/ Sheryl A. Rothman
                                               ---------------------------
                                           Name:   Sheryl A. Rothman
                                           Title:  Vice President

                                           BALANCED HIGH-YIELD FUND I LTD

                                           By: BHF-BANK AKTIENGESELLSCHAFT,
                                               acting through its New York
                                               Branch, as attorney-in-fact

                                           By: /s/ Steven Alexander
                                               ---------------------------
                                           Name:   Steven Alexander
                                           Title:  Assistant Treasurer


                                           By: /s/ Peter Leibon
                                               ---------------------------
                                           Name:   Peter Leibon
                                           Title:  Assistant Treasurer


                                           BHF-BANK AKTIENGESELLSCHAFT

                                           By: /s/ Steven Alexander
                                               ---------------------------
                                           Name:   Steven Alexander
                                           Title:  Assistant Treasurer


                                           By: /s/ Peter Leibon
                                               ---------------------------
                                           Name:   Peter Leibon
                                           Title:  Assistant Treasurer


                                           INDOSUEZ CAPITAL FUNDING III,
                                           LIMITED

                                           By: INDOSUEZ CAPITAL as
                                               Portfolio Advisor

                                           By: /s/ Francoise Berthelot
                                               ---------------------------
                                           Name:   Francoise Berthelot
                                           Title:  Vice President


                                           BANK AUSTRIA CREDITANSTALT
                                           CORPORATION FINANCE, INC.,
                                           f.k.a. Creditanstalt Corporate
                                           Finance, Inc.


                                           By: /s/ Scott Kray
                                               ---------------------------
                                           Name:   Scott Kray
                                           Title:  Vice President


                                           By: /s/ Gary Andresen
                                               ---------------------------
                                           Name:   Gary Andresen
                                           Title:  Associate

                                           NATIONSBANC MONTGOMERY SECURITIES
                                           LLC

                                           By: /s/
                                               ---------------------------
                                           Name:
                                           Title:


                                           ARES LEVERAGED INVESTMENT FUND
                                           L.P.

                                           By: ARES Management, L.P.

                                           By: /s/ Michelle Hsu
                                               ---------------------------
                                           Name:   Michelle Hsu
                                           Title:  Vice President


                                           ARES LEVERAGED INVESTMENT FUND II,
                                           L.P.

                                           By: ARES Management II, L.P.

                                           By: /s/ Michelle Hsu
                                               ---------------------------
                                           Name:   Michelle Hsu
                                           Title:  Vice President

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THIS AMENDMENT OF THE CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS ___TH DAY OF DECEMBER, 1998.


                                           WINDMERE CORPORATION

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary/Treasurer


                                           WINDMERE HOLDINGS CORPORATION

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary


                                           WINDMERE HOLDINGS CORPORATION II

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary


                                           WINDMERE FAN PRODUCTS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           JERDON PRODUCTS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary

                                           CONSUMER PRODUCTS AMERICAS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary


                                           EDI MASTERS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Assistant Vice President


                                           WINDMERE INNOVATIVE PET
                                           PRODUCTS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           BAY BOOKS & TAPES, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary


                                           FORTUNE PRODUCTS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           HOUSEHOLD PRODUCTS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary and Treasurer

                                           HP DELAWARE, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           HP AMERICAS, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           HPG LLC

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Treasurer


                                           HP INTELLECTUAL CORP.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary and Treasurer


                                           WD DELAWARE, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary


                                           WD DELAWARE II, INC.

                                           By: /s/ Cindy Solovei
                                               ---------------------------
                                           Name:   Cindy Solovei
                                           Title:  Secretary